                                                                    Exhibit 99.2

                          HCC Insurance Holdings, Inc.
                              Financial Highlights
                                  June 30, 2002
                  (amounts in thousands, except per share data)

THREE MONTHS ENDED JUNE 30,                      2002                   2001
---------------------------                   ----------             ----------
Gross written premium                         $  305,852             $  294,494

Net written premium                              135,390                105,584

Net earned premium                               114,627                 83,688

Management fees                                   19,583                 13,885

Commission income                                 11,068                 10,151

Net investment income                              9,484                  9,876

Other operating income                               483                  2,492

Total revenue                                    155,912                120,556

Pre-tax earnings                                  41,910                 32,364

Net earnings                                      26,782                 20,258

Earnings per share (diluted)                  $     0.43             $     0.34

Cash flow from operations                         33,580                 (2,571)

Weighted average shares outstanding               62,889                 60,470

GAAP gross loss ratio                               51.5%                  77.8%

GAAP net loss ratio                                 59.1%                  57.9%

GAAP combined ratio                                 84.4%                  83.8%

                                                                    DECEMBER 31,
                                            JUNE 30, 2002               2001
                                            -------------           ------------
Total investments                             $  964,998             $  888,466

Total assets                                   3,356,111              3,219,120

Shareholders' equity                             822,800                763,453

Debt to total capital                               20.3%                  19.2%

Book value per share                          $    13.21             $    12.40

                          HCC Insurance Holdings, Inc.
                              Financial Highlights
                                  June 30, 2002
                  (amounts in thousands, except per share data)

SIX MONTHS ENDED JUNE 30,                        2002                   2001
-------------------------                     ----------             -----------
Gross written premium                         $  553,620             $  523,708

Net written premium                              257,662                178,089

Net earned premium                               226,105                155,609

Management fees                                   38,995                 29,635

Commission income                                 21,228                 24,792

Net investment income                             18,178                 20,508

Other operating income                             1,946                  5,464

Total revenue                                    307,621                235,648

Pre-tax earnings                                  77,630                 58,259

Net earnings                                      50,064                 35,436

Earnings per share (diluted)                  $     0.80             $     0.61

Cash flow from operations                         46,682                 16,536

Weighted average shares outstanding               62,805                 57,793

GAAP gross loss ratio                               60.1%                  85.2%

GAAP net loss ratio                                 60.2%                  62.3%

GAAP combined ratio                                 85.9%                  89.3%

                                                                    DECEMBER 31,
                                            JUNE 30, 2002               2001
                                            -------------           ------------
Total investments                             $  964,998             $  888,466

Total assets                                   3,356,111              3,219,120

Shareholders' equity                             822,800                763,453

Debt to total capital                               20.3%                  19.2%

Book value per share                          $    13.21             $    12.40

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              FOR THE SIX MONTHS ENDED
                                                      JUNE 30,             FOR THE THREE MONTHS ENDED
                                                 2002          2001            2002         2001
                                               ---------     ---------      ---------     ---------
REVENUE

Net earned premium                             $ 226,105     $ 155,609      $ 114,627     $  83,688
Management fees                                   38,995        29,635         19,583        13,885
Commission income                                 21,228        24,792         11,068        10,151
Net investment income                             18,178        20,508          9,484         9,876
Net realized investment gain (loss)                1,169          (360)           667           464
Other operating income                             1,946         5,464            483         2,492
                                               ---------     ---------      ---------     ---------
      Total revenue                              307,621       235,648        155,912       120,556

EXPENSE

Loss and loss adjustment expense                 136,083        96,969         67,752        48,427

Operating expense:
   Policy acquisition costs, net                  25,534        12,253         12,480         7,979
   Compensation expense                           39,541        35,466         19,915        16,847
   Other operating expense                        23,992        27,540         11,392        13,125
                                               ---------     ---------      ---------     ---------
      Net operating expense                       89,067        75,259         43,787        37,951

Interest expense                                   4,841         5,161          2,463         1,814
                                               ---------     ---------      ---------     ---------
      Total expense                              229,991       177,389        114,002        88,192
                                               ---------     ---------      ---------     ---------
      Earnings before income tax provision        77,630        58,259         41,910        32,364

Income tax provision                              27,566        22,823         15,128        12,106
                                               ---------     ---------      ---------     ---------
      Net earnings                             $  50,064     $  35,436      $  26,782     $  20,258
                                               =========     =========      =========     =========


BASIC EARNINGS PER SHARE DATA:

Earnings per share                             $    0.81     $    0.63      $    0.43     $    0.34
                                               =========     =========      =========     =========
Weighted average shares outstanding               62,087        56,374         62,236        58,998
                                               =========     =========      =========     =========
DILUTED EARNINGS PER SHARE DATA:

Earnings per share                             $    0.80     $    0.61      $    0.43     $    0.34
                                               =========     =========      =========     =========
Weighted average shares outstanding               62,805        57,793         62,889        60,470
                                               =========     =========      =========     =========
Cash dividends declared, per share             $   0.125     $    0.12      $  0.0625     $    0.06
                                               =========     =========      =========     =========

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                            (UNAUDITED, IN THOUSANDS)

                                                                       JUNE 30,      DECEMBER 31,
                                                                         2002            2001
                                                                      ----------     ------------
ASSETS

Investments:
   Fixed income securities, at market
      (cost: 2002 - $619,439; 2001 - $513,674)                        $  638,983      $  525,428
   Marketable equity securities, at market
      (cost: 2002 - $16,380;  2001 - $16,431)                             16,426          16,569
   Short-term investments, at cost, which approximates market            297,402         338,904
   Other investments, at estimated fair value
      (cost: 2002 - $12,836;  2001 - $8,007)                              12,187           7,565
                                                                      ----------      ----------
      Total investments                                                  964,998         888,466

Cash                                                                      19,457          16,891
Restricted cash                                                          153,369         138,545
Premium, claims and other receivables                                    703,416         665,965
Reinsurance recoverables                                                 869,092         899,128
Ceded unearned premium                                                   110,450          71,140
Ceded life and annuity benefits                                           81,848          83,013
Deferred policy acquisition costs                                         50,717          32,071
Property and equipment, net                                               51,652          52,486
Goodwill                                                                 315,619         315,318
Other assets                                                              35,493          56,097
                                                                      ----------      ----------
      TOTAL ASSETS                                                    $3,356,111      $3,219,120
                                                                      ==========      ==========

LIABILITIES

Loss and loss adjustment expense payable                              $1,095,584      $1,130,748
Life and annuity policy benefits                                          81,848          83,013
Reinsurance balances payable                                             127,096          88,637
Unearned premium                                                         247,909         179,530
Deferred ceding commissions                                               31,108          16,681
Premium and claims payable                                               690,605         717,159
Notes payable                                                            208,988         181,928
Accounts payable and accrued liabilities                                  50,173          57,971
                                                                      ----------      ----------
      Total liabilities                                                2,533,311       2,455,667

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250.0 million shares authorized;
  (shares issued and outstanding: 2002 -  62,232; 2001 - 61,438)          62,232          61,438
Additional paid-in capital                                               413,276         402,089
Retained earnings                                                        335,724         293,426
Accumulated other comprehensive income                                    11,568           6,500
                                                                      ----------      ----------
      Total shareholders' equity                                         822,800         763,453
                                                                      ----------      ----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $3,356,111      $3,219,120
                                                                      ==========      ==========

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                                    --------

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (UNAUDITED, IN THOUSANDS)

                                                                      FOR THE SIX MONTHS ENDED JUNE 30,
                                                                           2002              2001
                                                                         ---------        ---------
Cash flows from operating activities:
  Net earnings                                                           $  50,064        $  35,436
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Change in premium, claims and other receivables                      (37,451)         (51,749)
      Change in reinsurance recoverables                                    30,036          (53,411)
      Change in ceded unearned premium                                     (39,310)           4,625
      Change in loss and loss adjustment expense payable                   (35,164)          57,267
      Change in reinsurance balances payable                                38,459          (23,021)
      Change in unearned premium                                            68,379           15,279
      Change in premium and claims payable, net of restricted cash         (41,378)          22,156
      Depreciation and amortization expense                                  5,378            9,299
      Other, net                                                             7,669              655
                                                                         ---------        ---------
         Cash provided by operating activities                              46,682           16,536

Cash flows from investing activities:
  Sales of fixed income securities                                         154,164           71,128
  Maturity or call of fixed income securities                               19,691           20,654
  Sales of equity securities                                                 3,417            2,471
  Change in short-term investments                                          41,502           21,761
  Cost of securities acquired                                             (287,100)        (135,512)
  Purchases of property and equipment                                       (2,838)          (2,991)
                                                                         ---------        ---------
      Cash used by investing activities                                    (71,164)         (22,489)

Cash flows from financing activities:
  Issuance of notes payable                                                 40,000               --
  Sale of common stock, net of costs                                         9,261          161,837
  Payments on notes payable                                                (13,269)        (158,500)
  Dividends paid and other, net                                             (8,944)          (7,077)
                                                                         ---------        ---------
      Cash provided (used) by financing activities                          27,048           (3,740)
                                                                         ---------        ---------
      Net change in cash                                                     2,566           (9,693)
      Cash at beginning of period                                           16,891           13,991
                                                                         ---------        ---------
      CASH AT END OF PERIOD                                              $  19,457        $   4,298
                                                                         =========        =========

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                           SFAS NO. 142 RECONCILIATION

                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


      The tables below reconcile net earnings and earnings per share we reported to adjusted amounts that we would have reported had we adopted SFAS No. 142 on January 1, 2001 instead of January 1, 2002:

                                                     FOR THE SIX MONTHS ENDED     FOR THE THREE MONTHS ENDED
                                                              JUNE 30,                      JUNE 30,
                                                       2002           2001           2002           2001
                                                      -------        -------        -------        -------
Net earnings:

   Reported net earnings                              $50,064        $35,436        $26,782        $20,258
   Add back goodwill amortization                          --          5,921             --          3,098
   Add back license amortization                           --            313             --             96
   Less tax benefit from goodwill amortization             --           (533)            --           (260)
                                                      -------        -------        -------        -------
      ADJUSTED NET INCOME                             $50,064        $41,137        $26,782        $23,192
                                                      =======        =======        =======        =======

Basic earnings per share:

   Reported basic earnings per share                  $  0.81        $  0.63        $  0.43        $  0.34
   Add back amortization, net of tax effect                --           0.10             --           0.05
                                                      -------        -------        -------        -------
      ADJUSTED BASIC EARNINGS PER SHARE               $  0.81        $  0.73        $  0.43        $  0.39
                                                      =======        =======        =======        =======

Diluted earnings per share:

   Reported diluted earnings per share                $  0.80        $  0.61        $  0.43        $  0.34
   Add back amortization, net of tax effect                --           0.10             --           0.04
                                                      -------        -------        -------        -------
      ADJUSTED DILUTED EARNINGS PER SHARE             $  0.80        $  0.71        $  0.43        $  0.38
                                                      =======        =======        =======        =======

                          HCC INSURANCE HOLDINGS, INC.
                            Insurance Company Premium
                                  June 30, 2002
                                ($ in thousands)




                                        2ND QTR      2ND QTR    CHANGE
                                         2002         2001         %
                                       ---------    ---------    -----
GROSS WRITTEN

Group life, accident & health          $ 152,863    $ 169,711      (10)
Aviation                                  59,990       58,323        3
Property, marine & energy                 42,431       36,862       15
Other specialty lines                     48,238        4,331    1,014
                                      -----------  -----------  --------
                                         303,522      269,227       13%

Discontinued lines                         2,330       25,267
                                      -----------  -----------
                                       $ 305,852    $ 294,494
                                      ===========  ===========

NET WRITTEN

Group life, accident & health          $  65,234    $  48,426       35
Aviation                                  29,421       29,963       (2)
Property, marine & energy                 26,110       10,156      157
Other specialty lines                     13,176        4,349      203
                                      -----------  -----------  --------
                                         133,941       92,894       44%

Discontinued lines                         1,449       12,690
                                      -----------  -----------
                                       $ 135,390    $ 105,584
                                      ===========  ===========

NET EARNED PREMIUM

Group life, accident & health          $  64,227    $  46,392       38
Aviation                                  25,571       21,936       17
Property, marine & energy                  8,977        5,158       74
Other specialty lines                      9,921        4,349      128
                                      -----------  -----------  --------
                                         108,696       77,835       40%

Discontinued lines                         5,931        5,853
                                      -----------  -----------
                                       $ 114,627    $  83,688
                                      ===========  ===========

                          HCC INSURANCE HOLDINGS, INC.
                            Insurance Company Premium
                                  June 30, 2002
                                ($ in thousands)




                                     YEAR TO DATE    YEAR TO DATE   CHANGE
                                         2002            2001          %
                                      -----------    -----------   -------
GROSS WRITTEN

Group life, accident & health          $ 298,746      $ 320,349       (7)
Aviation                                 104,104         93,261       12
Property, marine & energy                 76,259         51,141       49
Other specialty lines                     68,253          7,780      777
                                      -----------    -----------   -------
                                         547,362        472,531       16%

Discontinued lines                         6,258         51,177
                                      -----------    -----------
                                       $ 553,620      $ 523,708
                                      ===========    ===========


NET WRITTEN

Group life, accident & health          $ 130,161      $  88,868       46
Aviation                                  52,054         48,228        8
Property, marine & energy                 46,575         16,464      183
Other specialty lines                     24,099          6,824      253
                                      -----------    -----------   -------
                                         252,889        160,384       58%
Discontinued lines                         4,773         17,705
                                      -----------    -----------
                                       $ 257,662      $ 178,089
                                      ===========    ===========


NET EARNED PREMIUM

Group life, accident & health          $ 129,111      $  86,653       49
Aviation                                  50,754         42,278       20
Property, marine & energy                 17,159          9,137       88
Other specialty lines                     16,259          6,824      138
                                      -----------    -----------   -------

                                         213,283        144,892       47%

Discontinued lines                        12,822         10,717
                                      -----------    -----------
                                       $ 226,105      $ 155,609
                                      ===========    ===========


                          HCC INSURANCE HOLDINGS, INC.
                            Insurance Company Premium
                                  June 30, 2002
                                ($ in thousands)




                                      YEAR TO DATE   FULL YEAR    FULL YEAR     FULL YEAR
                                         2002          2001         2000          1999
                                      ------------   ---------    ---------     ---------
GROSS WRITTEN

Group life, accident & health          $ 298,746    $   629,228    $ 546,702    $ 217,659
Aviation                                 104,104        198,015      191,089      210,029
Property, marine & energy                 76,259         83,068       64,352       82,003
Other specialty lines                     68,253         15,602       29,281       17,962
                                       ---------    -----------    ---------    ---------
                                         547,362        925,913      831,424      527,653

Discontinued lines                         6,258         84,162      136,033       40,678
                                       ---------    -----------    ---------    ---------
                                       $ 553,620    $ 1,010,075    $ 967,457    $ 568,331
                                       =========    ===========    =========    =========

NET WRITTEN

Group life, accident & health          $ 130,161    $   188,580    $ 148,100    $  48,899
Aviation                                  52,054         98,249       79,794       68,513
Property, marine & energy                 46,575         34,750       16,256        9,561
Other specialty lines                     24,099         14,390       14,552        8,730
                                       ---------    -----------    ---------    ---------
                                         252,889        335,969      258,702      135,703

Discontinued lines                         4,773         36,989       25,086        4,221
                                       ---------    -----------    ---------    ---------
                                       $ 257,662    $   372,958    $ 283,788    $ 139,924
                                       =========    ===========    =========    =========

NET EARNED PREMIUM

Group life, accident & health          $ 129,111    $   186,188      148,039       50,919
Aviation                                  50,754         91,377       73,695       62,784
Property, marine & energy                 17,159         23,748       10,163       12,779
Other specialty lines                     16,259         15,124       14,552        9,072
                                       ---------    -----------    ---------    ---------
                                         213,283        316,437      246,449      135,554

Discontinued lines                        12,822         26,350       21,198        5,808
                                       ---------    -----------    ---------    ---------
                                       $ 226,105    $   342,787    $ 267,647    $ 141,362
                                       =========    ===========    =========    =========

                          HCC INSURANCE HOLDINGS, INC.
                        Consolidated Insurance Companies
                                 Net Loss Ratios
                                  June 30, 2002
                                ($ in thousands)


                             Year to Date              Full Year 2001             Full Year 2000              Full Year 1999
                        Net                       Net                         Net                        Net
                      Earned    Actual   Loss   Earned     Actual    Loss    Earned    Actual   Loss    Earned      Actual   Loss
  Line of Business    Premium   Losses   Ratio  Premium    Losses    Ratio   Premium   Losses   Ratio   Premium     Losses   Ratio
-------------------  -------------------------  --------------------------  -------------------------  ---------------------------
Group life,
  accident & health  $129,111  $ 82,126  63.6%  $186,188  $146,809   78.8%  $148,039  $113,242  76.5%  $ 50,919   $ 37,816   74.3%

Aviation               50,754    26,916  53.0     91,377    57,152   62.5     73,695    51,703  70.2     62,784     47,739   76.0

Property, marine
  & energy             17,159     5,972  34.8     23,748    12,688   53.4     10,163     8,225  80.9     12,779     16,783   31.3

Other specialty
  lines                16,259    12,455  76.6     15,124    11,108   73.4     14,552     5,954  40.9      9,072      6,343   69.9

                     -------------------------  --------------------------  -------------------------  ---------------------------
                      213,283   127,469  59.8    316,437   227,757   72.0    246,449   179,124  72.7    135,554    108,681   80.2


Discontinued
  lines                12,822     8,614  67.2     26,350    39,633  150.4     21,198    19,346  91.3      5,808        969   16.7
                     -------------------------  --------------------------  -------------------------  ---------------------------


Total                $226,105  $136,083  60.2%  $342,787  $267,390   78.0%  $267,647  $198,470  74.2%  $141,362   $109,650   77.6%
